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                                                                   Exhibit 10.2




                                  EXCHANGE RATE
                                AGENCY AGREEMENT

                                     BETWEEN

                           THE NEW YORK TIMES COMPANY

                                       AND

                           MORGAN STANLEY DEAN WITTER

                         Dated as of September 24, 1998


         The New York Times Company (the "Company") proposes to issue and sell from time to time its Medium-Term Notes (the "Notes") in an initial aggregate principal amount of up to $300,000,000 or its equivalent in one or more foreign currency or composite currency, pursuant to an Indenture dated as of March 29, 1995 as supplemented by the First Supplemental Indenture dated as of August 21, 1998 (the Indenture so supplemented, the "Indenture"), by and between the Company and The Chase Manhattan Bank (formerly known as Chemical Bank), as Trustee (herein called the "Trustee", which term includes any successor trustee under the Indenture). Unless otherwise indicated in the applicable Pricing Supplement, payments of principal of (and premium, if any) and interest on Notes denominated in one or more foreign currency or composite currency (the "Foreign Currency Notes") will be made in the foreign currency or composite currency specified in the applicable Pricing Supplement (the "Specified Currency"); provided, however, that payment of principal (and premium, if any) and interest on the Foreign Currency Notes will be made in U.S. dollars (i) at the option of the Company in the case of imposition of exchange controls or other circumstances beyond the control of the Company on the basis of the most recently available noon buying rate in The City of New York for cable transfers for such Specified Currency or (ii) in the case of Notes which so provide, at the option of the holder of such Foreign Currency Note in accordance with the procedures set forth in such Foreign Currency Note. For the purpose of appointing an Exchange Rate Agent to convert Specified Currencies to U.S. dollars for the payment of principal of (and premium, if any) and interest on the Foreign Currency Notes to holders of Foreign Currency Notes who are to be paid in U.S. dollars and for the purpose of performing the other services hereinafter described upon the terms and subject to the conditions hereinafter mentioned, the Company hereby agrees as follows.

         Capitalized terms used herein that are not otherwise defined shall have the same meanings ascribed thereto in the Prospectus Supplement dated September 24, 1998, pertaining to the Notes (the "Prospectus Supplement") or in the Foreign Currency Notes.


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         SECTION 1. Appointment of Exchange Rate Agent. The Company hereby appoints Morgan Stanley Dean Witter as Exchange Rate Agent (the "Exchange Rate Agent") with respect to the Foreign Currency Notes sold by or on behalf of the Company pursuant to the Distribution Agreement dated September 24, 1998, and the Exchange Rate Agent accepts its obligations as set forth in this Agreement upon the terms and conditions set forth herein.

         SECTION 2. Exchange of Currencies. The Company shall cause the Trustee to notify the Exchange Rate Agent at least two Business Days prior to each day on which principal of (and premium, if any) or interest on the Notes shall be payable (each a "Payment Date") of the aggregate amount of Specified Currency payable to all holders of Foreign Currency Notes scheduled to receive payments in U.S. dollars on such Payment Date. As of 11:00 a.m., New York City time, on the second Business Day next preceding the applicable Payment Date, the Exchange Rate Agent will solicit bid quotations from three Recognized Foreign Exchange Dealers (as defined in Section 3 hereof) for the purchase by the quoting Recognized Foreign Exchange Dealer of the aggregate amount of the Specified Currency which is to be exchanged for payment in U.S. dollars on such Payment Date. The settlement date for the exchange of such Specified Currency for U.S. dollars shall be the applicable Payment Date. The Exchange Rate Agent shall enter into an agreement to trade such currencies (in such amounts and upon such terms as indicated above and upon such further terms as are not inconsistent with the above) with such Recognized Foreign Exchange Dealers as shall have submitted the highest bid. The Exchange Rate Agent shall notify the Company and the Paying Agent, by telex, telefax or telephone and confirmed promptly in writing or in any other manner satisfactory to the Company or the Paying Agent,
(i) of the highest exchange rate quoted in the bids received from the Recognized Foreign Exchange Dealers or (ii) if such bids are not available from the Recognized Foreign Exchange Dealers. If such bids are not available, the Exchange Rate Agent will transmit the total amount of the Specified Currency received from the Company for payment on the Payment Date to the Company's paying agent as provided below.

         Prior to each Payment Date, the Exchange Rate Agent will give telephonic notice to the Company of the place (including the account number and related information) to which the conversion amount shall be paid on the Payment Date to the Exchange Rate Agent by the Company. Such telephonic notice shall be confirmed in writing as soon as practicable thereafter in accordance with
Section 11. In the event the Exchange Rate Agent fails to give such notice, the Company shall be entitled to rely on the payment instructions with respect to the immediately preceding Payment Date.

         As early as practicable on the Payment Date, the Company shall remit to the Exchange Rate Agent the aggregate amount of Specified Currency payable to all holders of Foreign Currency Notes scheduled to receive payments in U.S. dollars on such Payment Date. As promptly as practicable thereafter on the Payment Date, the Exchange Rate Agent will exchange such amount of Specified Currency for U.S. dollars and transmit the U.S. dollars received upon exchange from the Specified Currency to the Company's paying agent, or in accordance with the instructions of such paying agent.


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         SECTION 3. Certain Definitions. As used herein, "Business Day" means any day which is not a Saturday or a Sunday and which is neither a legal holiday nor a day on which banking institutions are authorized or required by law or regulation to close in The City of New York.

         As used herein, "Recognized Foreign Exchange Dealers" means (a) any of the first three foreign exchange dealers in a list to be selected by the Exchange Rate Agent, or (b) upon the failure to obtain one or more of such bids from the first three firms in the list, such other firms listed in the descending order of their appearance on such list, as shall be necessary to obtain the three bids as required by Section 2 hereof, or (c) in the absences of bids under subsection (a) or (b) above, such other firms located in The City of New York as the Exchange Rate Agent shall advise the Company from time to time in writing. Nothing contained herein shall be considered to prohibit the Exchange Rate Agent from serving as a Recognized Foreign Exchange Dealer.

         SECTION 4. Fees and Expenses. The Exchange Rate Agent shall be entitled to such compensation for its services under this Agreement as may be agreed upon with the Company, and the Company shall pay such compensation from time to time. Upon receiving an accounting therefor from the Exchange Rate Agent, the Company will also pay the reasonable out-of-pocket expenses (including legal, bid solicitation, telex and cable expenses) incurred by the Exchange Rate Agent in connection with its services to the Company as Exchange Rate Agent hereunder, except any expenses or disbursements attributable to its negligence or bad faith. It is understood that all currency exchange costs will be borne by Foreign Currency Note holders whose Note payments are required to be converted into U.S. dollars and will be deducted by the Exchange Rate Agent from funds transmitted to or in accordance with the instructions of the Company's paying agent pursuant to Section 2 hereof. Upon request by the Exchange Rate Agent, the Company will confirm to the Exchange Rate Agent whether specified expenses, disbursements or advances are or are not to be borne by such Foreign Currency Note holders pursuant to the terms of the Foreign Currency Notes.

         SECTION 5. Status of Exchange Rate Agent. Any acts of the Exchange Rate Agent under this Agreement or in connection with the Foreign Currency Notes shall be solely as agent of the Company and shall not create or imply any obligation to, or any relationship with, the owners or holders of the Foreign Currency Notes.

         SECTION 6. Rights and Liabilities of Exchange Rate Agent. The Exchange Rate Agent shall incur no liability for, or in respect of, any action taken or omitted to be taken, or anything suffered by it in reliance upon any Foreign Currency Note, written instruction, notice, request, direction, certificate, affidavit, statement or other paper, document or communication reasonably believed by it to be genuine. Any order, certificate, affidavit, instruction, notice, request, direction, statement or other communication from the Company made or given by it and sent, delivered or directed to the Exchange Rate Agent under, pursuant to or as permitted by any provision of this Agreement shall be sufficient for purposes of this Agreement if such


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communication is in writing and signed by any officer or other duly authorized employee of the Company. All determinations made by the Exchange Rate Agent with respect to any Foreign Currency Note shall, in the absence of manifest error, be conclusive for all purposes and binding on the Company.

         SECTION 7. Duties of Exchange Rate Agent. The Exchange Rate Agent shall be obligated to perform such duties and only such duties as are specifically set forth herein and in the Prospectus Supplement, the related Pricing Supplement and the Administrative Procedure relating to the Distribution Agreement dated September 24, 1998, among the Company and the Agents (as defined therein), and no other duties or obligations shall be implied by this Agreement.

         SECTION 8. Termination, Resignation or Removal of Exchange Rate Agent.

         (a) The Exchange Rate Agent may at any time terminate this Agreement by giving no less than two months (60 days) prior written notice to the Company unless the Company agrees in writing to a shorter time. The Company may terminate this Agreement at any time by giving written notice to the Exchange Rate Agent and specifying the date when the termination shall become effective. Upon termination by either party under this Section, (i) the Exchange Rate Agent shall repay to the Company the unearned portion, calculated on a pro rata basis, of its fee payable under this Agreement and (ii) the Exchange Rate Agent shall be entitled to the payment of any amount owed to it by the Company and to the reimbursement of all reasonable expenses incurred in connection with the services rendered by it hereunder, which obligations shall survive the Exchange Rate Agent's resignation or removal hereunder and the termination of this Agreement, and the provisions of Section 9 shall remain in effect.

         (b) Any successor Exchange Rate Agent appointed shall execute and deliver to the Exchange Rate Agent it is replacing and to the Company an instrument accepting such appointment, and thereupon such successor Exchange Rate Agent shall without any further act, deed or conveyance, become vested with all the authority, rights, powers, trusts, immunities, duties and obligations of the Exchange Rate Agent it is replacing, and with like effect as if originally named as Exchange Rate Agent by consent hereunder, and the Exchange Rate Agent shall thereupon be obligated to transfer and deliver, and such subsequent Exchange Rate Agent shall be entitled to receive, copies of any relevant records maintained by the Exchange Rate Agent it is replacing.

         SECTION 9. Indemnification. The Company agrees to indemnify and hold harmless the Exchange Rate Agent, its officers, employees and agents from and against all actions, claims, damages, liabilities, losses and expenses (including legal fees and expenses) to the extent that such actions, claims, damages, liabilities, losses and expenses arise directly from its appointment or the exercise of its powers and duties hereunder, except actions, claims, damages, liabilities, losses and expenses caused by the negligence or willful misconduct of the Exchange Rate Agent, its officers or employees.


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         SECTION 10. Merger, Consolidation or Sale of Business by the Exchange
Rate Agent. Any corporation into which the Exchange Rate Agent may be merged or consolidated, or any corporation resulting from any merger or consolidation to which the Exchange Rate Agent may be a party, or any corporation to which the Exchange Rate Agent may sell or otherwise transfer all or substantially all of its assets and business, shall, to the extent permitted by applicable law, become the Exchange Rate Agent under this Agreement without the execution or filing of any paper or any further act by the parties hereto. Notice in writing of any such merger, consolidation or sale shall be given forthwith to the Company.

         SECTION 11. Notices. Any notice given hereunder shall be delivered in person, sent by a letter sent through a service that maintains a record of delivery and receipt or facsimile transmission or communicated by telephone (subject, in the case of communication by telephone, to confirmation dispatched immediately by letter sent through a service that maintains a record of delivery and receipt or facsimile transmission) to the addresses given below or such other address as the party to receive such notice may have previously specified:

To the Company:

         The New York Times Company
         229 West 43d Street
         New York, New York  10036
         Attn:    Mr. R. Anthony Benten,
                  Assistant Treasurer

         Telephone Number:          (212) 556-1713
         Facsimile Number:          (212) 556-1646

With copies to:

         The New York Times Company
         229 West 43d Street
         New York, New York  10036
         Attn:    Ms. Ellen Taus,
                  Treasurer

         Telephone Number:          (212) 556-1774
         Facsimile Number:          (212) 556-1646

         and

         The New York Times Company
         229 West 43d Street
         New York, New York  10036


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         Attn:    Solomon B. Watson IV, Esq.,
                  Senior Vice President and General Counsel

         Telephone Number:          (212) 556-7531
         Facsimile Number:          (212) 556-4634

To the Paying Agent or the Trustee:

         The Chase Manhattan Bank
         450 West 33rd Street, 15th Floor
         New York, New York  10001-2697
         Attn:    Global Trust Services

         Telephone Number:          (212) 946-3042
         Facsimile Number:          (212) 946-8154

To the Exchange Rate Agent:

         Morgan Stanley Dean Witter
         1585 Broadway
         New York, New York  10036
         Attention:  Manager, Credit Department

         Telephone Number:          (212) 761-4000
         Facsimile Number:          (212) 761-0780

With a copy to:

         Morgan Stanley Dean Witter
         1585 Broadway
         New York, New York  10036
         Attn:  Managing Director, Debt Syndicate

         Telephone Number:          (212) 761-4000
         Facsimile Number:          (212) 761-0780

Any notice hereunder given by facsimile transmission or letter shall be effective when it is received.

         SECTION 12. Benefit of Agreement. Except as provided herein, this Agreement is solely for the benefit of the parties hereto and their successors and assigns an no other person shall acquire or have any rights under or by virtue hereof.



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         SECTION 13. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to agreements entered into and to be performed in such State.

         SECTION 14. Counterparts. This Agreement may be executed in any number of counterparts, each of which, when so executed, shall be deemed to be an original and all of which, taken together, shall constitute one and the same Agreement.





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         IN WITNESS WHEREOF, this Agreement has been entered into the day and year first above written.

                                       THE NEW YORK TIMES COMPANY


                                       By:      /s/ Rhonda L. Brauer
                                          ----------------------------
                                             Name:  Rhonda L. Brauer
                                             Title: Assistant Secretary


                                       MORGAN STANLEY DEAN WITTER


                                       By:      /s/ Michael Fusco
                                          ----------------------------
                                             Name:  Michael Fusco
                                             Title: Vice President


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